



                                         Chase Manhattan Bank USA, N.A.
                                      Monthly Certificateholder's Statement

                                         Chase Credit Card Master Trust
                                                  Series 1995-2
                                                                                               Distribution Date:  12/15/98

Section 5.2 - Supplement                               Class A       Class B      Collateral           Total
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                           0.00           0.00          0.00               0.00

(ii)     Monthly Interest Distributed                    3,115,000.00     181,245.17    218,298.75       3,514,543.91
         Deficiency Amounts                                      0.00           0.00                             0.00
         Additional Interest                                     0.00           0.00                             0.00
         Accrued and Unpaid Interest                                                          0.00               0.00

(iii)    Collections of Principal Receivables           67,693,496.79   3,846,118.84  5,384,812.54      76,924,428.17

(iv)     Collections of Finance Charge Receivables       9,339,578.26     530,643.70    742,935.15      10,613,157.11

(v)      Aggregate Amount of Principal Receivables                                                    16,843,726,059.37

                                     Investor Interest 600,000,000.00  34,090,000.00 47,728,181.82     681,818,181.82
                                     Adjusted Interest 600,000,000.00  34,090,000.00 47,728,181.82     681,818,181.82

                                          Series
         Floating Investor Percentage             4.05%        88.00%          5.00%         7.00%            100.00%
         Fixed Investor Percentage                4.05%        88.00%          5.00%         7.00%            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                        95.33%
                30 to 59 days                                                                                   1.53%
                60 to 89 days                                                                                   1.01%
                90 or more days                                                                                 2.13%
                                                                                                      ----------------
                                           Total Receivables                                                  100.00%

(vii)    Investor Default Amount                         3,382,844.01     192,201.92    269,094.99       3,844,140.92

(viii)   Investor Charge-Offs                                    0.00           0.00          0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00           0.00          0.00

(x)      Servicing Fee                                     500,000.00      28,408.33     39,773.48         568,181.82

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                        11.91%

(xii)    Reallocated Monthly Principal                                          0.00          0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)   600,000,000.00 34,090,000.00 47,728,181.82     681,818,181.82

(xiv)    LIBOR                                                                                               5.27781%

(xv)     Principal Funding Account Balance                                                                       0.00

(xvi)    Accumulation Shortfall                                                                                  0.00

(xvii)   Principal Funding Investment Proceeds                                                                   0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                      ================

(xix)    Available Funds                                 8,839,578.26     502,235.37    703,161.66      10,044,975.29

(xx)     Certificate Rate                                    6.23000%       6.38000%      5.67781%

------------------------------------------------------------------------------------------------------------------

                                      Chase Manhattan Bank USA, N.A.
                                   Monthly Certificateholder's Statement

                                      Chase Credit Card Master Trust
                                               Series 1995-3
                                                                                          Distribution Date: 12/15/98

Section 5.2 - Supplement                                 Class A           Class B        Collateral          Total
-----------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                               0.00           0.00           0.00              0.00

(ii)  Monthly Interest Distributed                        2,336,250.00     136,149.60     167,459.50      2,639,859.10
      Deficiency Amounts                                          0.00           0.00                             0.00
      Additional Interest                                         0.00           0.00                             0.00
      Accrued and Unpaid Interest                                                               0.00              0.00

(iii) Collections of Principal Receivables               50,770,122.59   2,884,645.54   4,038,552.99     57,693,321.13

(iv)  Collections of Finance Charge Receivables           7,004,683.69     397,990.56     557,193.58      7,959,867.83

(v)   Aggregate Amount of Principal Receivables                                                      16,843,726,059.37

                                   Investor Interest    450,000,000.00  25,568,000.00  35,795,636.36    511,363,636.36
                                   Adjusted Interest    450,000,000.00  25,568,000.00  35,795,636.36    511,363,636.36

                                         Series
      Floating Investor Percentage         3.04%        88.00%        5.00%         7.00%                        100.00%
      Fixed Investor Percentage            3.04%        88.00%        5.00%         7.00%                        100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
            Current                                                                                               95.33%
            30 to 59 days                                                                                          1.53%
            60 to 89 days                                                                                          1.01%
            90 or more days                                                                                        2.13%
                                                                                                         ---------------
                                         Total Receivables                                                       100.00%

(vii) Investor Default Amount                             2,537,133.01     144,154.26     201,818.42       2,883,105.69

(viii)Investor Charge-Offs                                        0.00           0.00           0.00               0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)   Servicing Fee                                         375,000.00      21,306.67      29,829.70         426,136.36

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                              11.91%

(xii) Reallocated Monthly Principal                                              0.00           0.00               0.00

(xiii)    Closing Investor Interest (Class A Adjusted)  450,000,000.00  25,568,000.00  35,795,636.36     511,363,636.36

(xiv)     LIBOR                                                                                                     5.27781%

(xv)      Principal Funding Account Balance                                                                         0.00

(xvi)     Accumulation Shortfall                                                                                    0.00

(xvii)    Principal Funding Investment Proceeds                                                                     0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                           ===============

(xix)     Available Funds                                 6,629,683.69     376,683.89       527,363.88      7,533,731.47

(xx)      Certificate Rate                                6.23000%     6.39000%      5.80281%

------------------------------------------------------------------------------------------------------------

                                   Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                            Series 1996-1
                                                                                 Distribution Date:  12/15/98

Section 5.2 - Supplement                                      Class A      Class B      Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                          0.00           0.00           0.00                 0.00

(ii)      Monthly Interest Distributed                   3,237,500.00     189,248.43     254,680.35         3,681,428.78
          Deficiency Amounts                                     0.00           0.00                                0.00
          Additional Interest                                    0.00           0.00                                0.00
          Accrued and Unpaid Interest                                                          0.00                 0.00

(iii)     Collections of Principal Receivables          78,975,746.26   4,487,176.26   6,282,243.69        89,745,166.20

(iv)      Collections of Finance Charge Receivables     10,896,174.63     619,089.51     866,752.48        12,382,016.63

(v)       Aggregate Amount of Principal Receivables                                                    16,843,726,059.37

                                 Investor Interest     700,000,000.00  39,772,000.00  55,682,545.45       795,454,545.45
                                 Adjusted Interest     700,000,000.00  39,772,000.00  55,682,545.45       795,454,545.45

                                        Series
          Floating Investor Percentage   4.72%       88.00%       5.00%        7.00%                              100.00%
          Fixed Investor Percentage      4.72%       88.00%       5.00%        7.00%                              100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                Current                                                                                            95.33%
                30 to 59 days                                                                                       1.53%
                60 to 89 days                                                                                       1.01%
                90 or more days                                                                                     2.13%
                                                                                                           ----------------
                                        Total Receivables                                                         100.00%

(vii)     Investor Default Amount                        3,946,651.35     224,237.45     313,942.28         4,484,831.07

(viii)    Investor Charge-Offs                                   0.00           0.00           0.00                 0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions             0.00           0.00           0.00

(x)       Servicing Fee                                    583,333.33      33,143.33      46,402.12           662,878.79

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                           11.91%

(xii)     Reallocated Monthly Principal                                         0.00           0.00                 0.00

(xiii)    Closing Investor Interest (Class A Adjusted) 700,000,000.00  39,772,000.00  55,682,545.45       795,454,545.45

(xiv)     LIBOR                                                                                                     5.27781%

(xv)      Principal Funding Account Balance                                                                          0.00

(xvi)     Accumulation Shortfall                                                                                     0.00

(xvii)    Principal Funding Investment Proceeds                                                                      0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                            ================

(xix)     Available Funds                               10,312,841.30     585,946.18     820,350.36         11,719,137.84

(xx)      Certificate Rate                               5.55000%          5.71000%      5.67781%

------------------------------------------------------------------------------------------------------------------------


                                    Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                            Series 1996-2
                                                                                 Distribution Date:    12/15/98


Section 5.2 - Supplement                                     Class A             Class B         Collateral          Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                              0.00              0.00           0.00               0.00

(ii)    Monthly Interest Distributed                       2,740,833.33        160,416.67     212,438.44       3,113,688.44
        Deficiency Amounts                                         0.00              0.00                              0.00
        Additional Interest                                        0.00              0.00                              0.00
        Accrued and Unpaid Interest                                                                 0.00               0.00

(iii)   Collections of Principal Receivables              62,052,372.06      3,525,702.96   4,935,984.14      70,514,059.16

(iv)    Collections of Finance Charge Receivables          8,561,280.07        486,436.37     681,010.91       9,728,727.35

(v)     Aggregate Amount of Principal Receivables                                                         16,843,726,059.37

                                    Investor Interest    550,000,000.00     31,250,000.00  43,750,000.00     625,000,000.00
                                    Adjusted Interest    550,000,000.00     31,250,000.00  43,750,000.00     625,000,000.00

                                       Series
         Floating Investor Percentage     3.71%      88.00%       5.00%        7.00%                                 100.00%
         Fixed Investor Percentage        3.71%      88.00%       5.00%        7.00%                                 100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                               95.33%
                30 to 59 days                                                                                          1.53%
                60 to 89 days                                                                                          1.01%
                90 or more days                                                                                        2.13%
                                                                                                               --------------
                                      Total Receivables                                                              100.00%

(vii)    Investor Default Amount                           3,100,940.34        176,189.79     246,665.71       3,523,795.84

(viii)   Investor Charge-Offs                                      0.00              0.00           0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                0.00              0.00           0.00

(x)      Servicing Fee                                       458,333.33         26,041.67      36,458.33         520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                               11.91%

(xii)    Reallocated Monthly Principal                                               0.00           0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)    550,000,000.00     31,250,000.00  43,750,000.00     625,000,000.00

(xiv)    LIBOR                                                                                                         5.27781%

(xv)     Principal Funding Account Balance                                                                             0.00

(xvi)    Accumulation Shortfall                                                                                        0.00

(xvii)   Principal Funding Investment Proceeds                                                                         0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                               ==============

(xix)    Available Funds                                   8,102,946.74        460,394.70     644,552.58       9,207,894.02

(xx)     Certificate Rate                                       5.98000%          6.16000%       6.02781%

------------------------------------------------------------------------------------------------------------------------------------

                                     Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                             Series 1996-3
                                                                                     Distribution Date:  12/15/98

Section 5.2 - Supplement                                  Class A          Class B         Collateral                Total
---------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                          0.00              0.00              0.00                0.00

(ii)     Monthly Interest Distributed                   2,434,132.89        141,813.47        159,134.32        2,735,080.67
         Deficiency Amounts                                     0.00              0.00                                  0.00
         Additional Interest                                    0.00              0.00                                  0.00
         Accrued and Unpaid Interest                                                                0.00                0.00

(iii)    Collections of Principal Receivables          46,480,949.81      2,640,948.95      3,697,468.53       52,819,367.30

(iv)     Collections of Finance Charge Receivables      6,412,912.45        364,368.08        510,134.63        7,287,415.16

(v)      Aggregate Amount of Principal Receivables                                                         16,843,726,059.37

                                   Investor Interest  411,983,000.00     23,408,000.00     32,772,440.86      468,163,440.86
                                   Adjusted Interest  411,983,000.00     23,408,000.00     32,772,440.86      468,163,440.86

                                            Series
         Floating Investor Percentage          2.78%      88.00%       5.00%        7.00%                             100.00%
         Fixed Investor Percentage             2.78%      88.00%       5.00%        7.00%                             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                 95.33%
                30 to 59 days                                                                                            1.53%
                60 to 89 days                                                                                            1.01%
                90 or more days                                                                                          2.13%
                                                                                                                ---------------
                                             Total Receivables                                                         100.00%

(vii)    Investor Default Amount                        2,322,790.37        131,976.02        184,773.43         2,639,539.82

(viii)   Investor Charge-Offs                                   0.00              0.00              0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00              0.00              0.00

(x)      Servicing Fee                                    343,319.17         19,506.67         27,310.37           390,136.20

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                  11.91%

(xii)    Reallocated Monthly Principal                                            0.00              0.00                  0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 411,983,000.00     23,408,000.00     32,772,440.86        468,163,440.86

(xiv)    LIBOR                                                                                                            5.27781%

(xv)     Principal Funding Account Balance                                                                                0.00

(xvi)    Accumulation Shortfall                                                                                           0.00

(xvii)   Principal Funding Investment Proceeds                                                                            0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                                    ===============

(xix)    Available Funds                                6,069,593.28        344,861.41        482,824.26          6,897,278.95

(xx)     Certificate Rate                                    7.09000%          7.27000%          6.02781%

------------------------------------------------------------------------------------------------------------------------------------